UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2017

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2017, NewStar Financial, Inc. (“NewStar” or the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Only stockholders of record as of the close of business on April 13, 2017 were entitled to vote at the Annual Meeting. As of April 13, 2017, 42,147,456 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 38,092,206 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following four proposals, each of which are described in detail in NewStar’s definitive proxy statement filed with the Securities and Exchange Common on April 21, 2017 (the “Proxy”) were before the meeting, and received the following votes:

Proposal 1: Election of Seven Directors to Serve until the 2018 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Charles N. Bralver	28,867,033	181,117	9,044,056
Timothy J. Conway	28,867,032	181,118	9,044,056
Bradley E. Cooper	28,864,033	184,117	9,044,056
Brian L.P. Fallon	28,866,983	181,167	9,044,056
Frank R. Noonan	28,865,733	182,417	9,044,056
Maureen P. O’Hara	28,839,757	208,393	9,044,056
Richard E. Thornburgh	28,843,923	204,227	9,044,056

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
28,712,527	112,773	222,850	9,044,056

Proposal 3: Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. A proposal relating to the frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers received a majority of the votes cast in favor of a stockholder advisory vote every two years with the votes shown:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
9,764,196	15,306,748	3,735,628	241,578	9,044,056

Proposal 4: Ratification of the appointment of KPMG LLP as NewStar’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
37,964,522	126,644	1,040	0

In light of the voting results with respect to the frequency of future stockholder votes on executive compensation (detailed above under the voting results for Proposal 3), our Board of Directors has determined that we will hold a biennial advisory vote on executive compensation until the next required advisory vote on the frequency of the vote on executive compensation, or until the Board of Directors determines it is in the best interest of the company to hold such vote with different frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL, INC.

Date: May 17, 2017	By:	/s/ John K. Bray
John K. Bray
Chief Financial Officer